Exhibit 10.2

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is made and entered into as of August ___, 2005, by and between Eagle Broadband, Inc., a corporation organized under the laws of the State of Texas (the "Company"), and the person executing the signature page (the "Purchaser").

         This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof, by and between the Purchaser and the Company (as amended, modified or supplemented from time to time, the "Securities Purchase Agreement").

         The Company and the Purchaser hereby agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Securities Purchase Agreement shall have the meanings given such terms in the Securities Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

                  "Commission" means the Securities and Exchange Commission.

                  "Common Stock" means shares of the Company's common stock, par value $.001 per share.

                  "Effectiveness Date" means with respect to the Registration Statement, the date the Commission deems such Registration Statement effective.

                  "Effectiveness  Period"  shall have the  meaning  set forth in
Section 2(a).

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Filing  Date"  means,   with  respect  to  the   Registration
Statement required to be filed hereunder, a date no later than 10 business days following the date hereof.

                  "Holder" or "Holders" means the Purchaser or any of its affiliates or transferees to the extent any of them hold Registrable Securities.

                  "Indemnified  Party"  shall  have  the  meaning  set  forth in
Section 5(c).

                  "Indemnifying  Party"  shall  have the  meaning  set  forth in
Section 5(c).

                  "Proceeding" means an action,  claim,  suit,  investigation or
proceeding   (including,   without  limitation,   an  investigation  or  partial
proceeding, such as a deposition), whether commenced or threatened.

                  "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  "Registrable Securities" means the shares of Common Stock issued pursuant to the Securities Purchase Agreement.

                  "Registration Statement" means each registration statement required to be filed hereunder, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Securities Purchase Agreement" means the agreement between the parties hereto calling for the issuance by the Company of Common Stock.

                  "Trading Market" means any of the NASD OTC Bulletin Board or the American Stock Exchange.

     2. Registration.

          (a) On or prior to the Filing Date the Company shall prepare and file with the Commission a Registration Statement on an appropriate form covering the resale of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Company shall use its reasonable commercial efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof. The Company shall use its reasonable commercial efforts to keep the Registration Statement continuously effective under the Securities Act until the date which is the earlier date of when (i) all Registrable Securities have been sold or (ii) all Registrable Securities may be sold immediately without registration under the Securities Act pursuant to Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed to the Company's transfer agent and the affected Holders (the "Effectiveness Period").

          (b) If the Registration Statement is not filed on or prior to the Filing Date the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1% of such Purchaser's purchase price of the Company Common Stock. If the Registration Statement is not filed on or prior to 30 calendar days from the date of this Agreement (such failure or breach being referred to as an "Event," and the date on which such Event occurs, being referred to as "Event Date"), then until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 4% of such Purchaser's purchase price of the Company Common Stock for such thirty (30) day period (prorated for partial period), which liquidated damage amount shall increase to 5% for each subsequent 30 day period (prorated for partial periods). While such Event continues, such liquidated damages shall be paid not less often than each thirty (30) days.

          (c) Within five (5) business days of the Effectiveness Date, the Company shall cause its counsel to issue a blanket opinion in the form attached hereto as Schedule A, to the transfer agent stating that the shares are subject to an effective registration statement and can be reissued free of restrictive legend upon notice of a sale by the Purchaser and confirmation by the Purchaser that it has complied with the prospectus delivery requirements, provided that the Company has not advised the transfer agent orally or in writing that the opinion has been withdrawn. Copies of the blanket opinion required by this Section 2(c) shall be delivered to the Purchaser within the time frame set forth above.


     3. Registration Procedures. If and whenever the Company is required by the provisions hereof to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

          (a) prepare and file with the Commission the Registration Statement with respect to such Registrable Securities, respond as promptly as possible to any comments received from the Commission, and use its commercially reasonable efforts to cause the Registration Statement to become and remain effective for the Effectiveness Period with respect thereto, and promptly provide to the Purchaser copies of all filings and Commission letters of comment relating thereto;

          (b) prepare and file with the Commission such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement and to keep such Registration Statement effective until the expiration of the Effectiveness Period;

          (c) furnish to the Purchaser such number of copies of the Registration Statement and the Prospectus included therein (including each preliminary Prospectus) as the Purchaser reasonably may request to facilitate the public sale or disposition of the Registrable Securities covered by the Registration Statement;

          (d) use its commercially reasonable efforts to register or qualify the Purchaser's Registrable Securities covered by the Registration Statement under the securities or "blue sky" laws of such jurisdictions within the United States as the Purchaser may reasonably request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

          (e)  list  the  Registrable  Securities  covered  by the  Registration
     Statement with any securities exchange on which the Common Stock of the Company is then listed; and

          (f) immediately notify the Purchaser at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the Prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

     4. Registration Expenses. All expenses relating to the Company's compliance with Sections 2 and 3 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the NASD, transfer taxes, fees of transfer agents and registrars, are called "Registration Expenses". All selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Holders are not included in Registration Expenses, and are the responsibility of the Purchaser. The Company shall only be responsible for all Registration Expenses.

     5. Indemnification.

          (a) In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the Purchaser, and its officers, directors and each other person, if any, who controls the Purchaser within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Purchaser, or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Purchaser, and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of the Purchaser or any such person in writing specifically for use in any such document.

          (b) In the event of a registration of the Registrable Securities under the Securities Act pursuant to this Agreement, the Purchaser will indemnify and hold harmless the Company, and its officers, directors and each other person, if any, who controls the Company within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact which was furnished in writing by the Purchaser to the Company expressly for use in (and such information is contained in) the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Purchaser will be liable in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing to the Company by or on behalf of the Purchaser specifically for use in any such document. Notwithstanding the provisions of this paragraph, the Purchaser shall not be required to indemnify any person or entity in excess of the amount of the aggregate net proceeds received by the Purchaser in respect of Registrable Securities in connection with any such registration under the Securities Act.

          (c) Promptly after receipt by a party entitled to claim indemnification hereunder (an "Indemnified Party") of notice of the commencement of any action, such Indemnified Party shall, if a claim for indemnification in respect thereof is to be made against a party hereto obligated to indemnify such Indemnified Party (an "Indemnifying Party"), notify the Indemnifying Party in writing thereof, but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to such Indemnified Party other than under this Section 5(c) and shall only relieve it from any liability which it may have to such Indemnified Party under this Section 5(c) if and to the extent the Indemnifying Party is prejudiced by such omission. In case any such action shall be brought against any Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such Indemnified Party, and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume and undertake the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under this Section 5(c) for any legal expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; if the Indemnified Party retains its own counsel, then the Indemnified Party shall pay all fees, costs and expenses of such counsel, provided, however, that, if the defendants in any such action include both the indemnified party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, the Indemnified Party shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party.

          (d) In order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either (i) the Purchaser, or any officer, director or controlling person of the Purchaser, makes a claim for indemnification pursuant to this Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Purchaser or such officer, director or controlling person of the Purchaser in circumstances for which indemnification is provided under this Section 5; then, and in each such case, the Company and the Purchaser will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Purchaser is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, provided, however, that, in any such case, (A) the Purchaser will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such Registration Statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

     6. Representations and Warranties of Purchaser. Purchaser agrees to complete Schedule B attached hereto and additionally to provide the Company any information or assistance requested by the Company in order to file or complete the Registration Statement.

     7. Miscellaneous.

          (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

          (b) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

          (c) Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of a Discontinuation Event (as defined below), such
     Holder will forthwith discontinue disposition of such Registrable Securities under the applicable Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph. For purposes of this Section 7(d), a "Discontinuation Event" shall mean (i) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide true and complete copies thereof and all written responses thereto to each of the Holders); (ii) any request by the Commission or any other Federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information; (iii) the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and/or (v) the occurrence of any event or passage of time that makes the financial statements included in such Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (e) Notices. Any notice or request hereunder may be given to the Company or the Purchaser at the respective addresses set forth below or as may hereafter be specified in a notice designated as a change of address under this Section 7(e). Any notice or request hereunder shall be given by registered or certified mail, return receipt requested, hand delivery, overnight mail, Federal Express or other national overnight next day carrier (collectively, "Courier") or telecopy (confirmed by mail). Notices and requests shall be, in the case of those by hand delivery, deemed to have been given when delivered to any party to whom it is addressed, in the case of those by mail or overnight mail, deemed to have been given three
     (3) business days after the date when deposited in the mail or with the overnight mail carrier, in the case of a Courier, the next business day following timely delivery of the package with the Courier, and, in the case of a telecopy, when confirmed. The address for such notices and communications shall be as follows:

       If to the Company:            Eagle Broadband, Inc.
                                     101 Courageous Drive
                                     League City, TX  77573
                                     Attention: Dave Micek
                                          President & Chief Executive Officer
                                     Facsimile: (281) 538-5370

                                     with a copy to:
                                     Brewer & Pritchard, PC
                                     3 Riverway, Suite 1800
                                     Houston, TX  77056
                                     Attention: Thomas C. Pritchard
                                     Facsimile: (713) 209-2921

       If                            to a Purchaser: To the
                                     address    set   forth
                                     under  such  Purchaser
                                     name on the  signature
                                     pages hereto.

       If to any other Person
       who is then
       the registered Holder:        To the address of such Holder as it
                                     appears in the stock transfer books
                                     of the Company

         or such other address as may be designated in writing hereafter in accordance with this Section 7(e) by such Person.

          (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Securities Purchase Agreement with the prior written consent of the Company, which consent shall not be unreasonably withheld.

          (g) Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

          (h) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Texas, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement shall be commenced exclusively in the state and federal courts sitting in the City of Houston, County of Harris, Texas. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Houston, County of Harris, Texas for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Proceeding is improper.

          (i) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

          (j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (k) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK;
                             SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

EAGLE BROADBAND, INC.                   FREDERICK C. APPLEGATE TRUST



By:                                     By:
             -----------------------                ---------------------------

Name:                                   Name:
             -----------------------                ---------------------------

Title:                                  Title:
             -----------------------                ---------------------------

                                        Address for Notices:

                                        P.O. Box 657205
                                        Rancho Sante Fe, CA 92067
                                        Attention: ________________

                                        Facsimile: (858) 759-2495

         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


EAGLE BROADBAND, INC.                  DAVID CALLAN



By:                                    By:
             -----------------------               ----------------------------

Name:                                  Name:
             -----------------------               ----------------------------

Title:                                 Title:
             -----------------------               ----------------------------

                                       Address for Notices:

                                       1228 Pine Street
                                       Philadelphia, PA 19107
                                       Attention:        ________________
                                       Facsimile:        ________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

EAGLE BROADBAND, INC.                 FRORER PARTNERS, L.P.



By:                                   By:
             -----------------------              ------------------------------

Name:                                 Name:
             -----------------------              ------------------------------

Title:                                Title:
             -----------------------              ------------------------------

                                      Address for Notices:

                                      15 North Balch Street
                                      Hanover, NH 03755
                                      Attention: ________________
                                      Facsimile: ________________

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

EAGLE BROADBAND, INC.                   W. ANTHONY HITSCHLER



By:                                     By:
             -----------------------                ---------------------------

Name:                                   Name:
             -----------------------                ---------------------------

Title:                                  Title:
             -----------------------                ---------------------------

                                        Address for Notices:

                                        211 Randor-Chester Road
                                        Villanova, PA  19085
                                        Attention: ________________
                                        Facsimile: ________________

                                   SCHEDULE A

                               [August ____, 2005]
---------------------
---------------------
---------------------

Attn:  ________________

Re:      [Company Name]. Registration Statement
Ladies and Gentlemen:
--------------------------------------------------------------------------------

         As counsel to [company name] , a Texas corporation (the "Company"), we have been requested to render our opinion to you in connection with the resale by the individuals or entitles listed on Schedule A attached hereto (the "Selling Stockholders"), of an aggregate of [amount]shares (the "Shares") of the Company's Common Stock.

         A Registration Statement under the Securities Act of 1933, as amended (the "Act"), with respect to the resale of the Shares was declared effective by the Securities and Exchange Commission on [date]. Enclosed is the Prospectus dated [date]. We understand that the Shares are to be offered and sold in the manner described in the Prospectus.

         Based upon the foregoing, upon request by the Selling Stockholders at any time while the registration statement remains effective, it is our opinion that the Shares have been registered for resale under the Act and new certificates evidencing the Shares upon their transfer or re-registration by the Selling Stockholders may be issued without restrictive legend. We will advise you if the registration statement is not available or effective at any point in the future.

                                                     Very truly yours,


                                                     [Company counsel]

                                   SCHEDULE B
                              SELLING SHAREHOLDERS
                                  QUESTIONNAIRE


                               GENERAL INFORMATION

QUESTION 1(A):

NAME:  Please set forth the full name of the Selling Shareholder.

ANSWER:


QUESTION 1(B):

If the Selling Shareholder is not a natural person, please confirm that the Selling Shareholder is one of the following:

   - a reporting company under the Exchange Act
   - a majority owned subsidiary of a reporting company under the Exchange Act,
   - a registered investment fund under he 1940 Act.

Yes ___________   No ____________


QUESTION 1(C):

If the Selling Shareholder is not one of the three above, identify each officer, director and 5% shareholder (including those persons that have voting and investment control over the Company shares).

ANSWER:


QUESTION 1(D):

Is the Selling Shareholder an executive officer or director of the Company or 5% or more holder of Company shares of common stock.

Yes ____________  No ______________


QUESTION 2:

FAMILY RELATIONSHIPS. If you have any family relationship, by blood, marriage or adoption not more remote than first cousin, with any director, executive officer, or nominee to become a director or executive officer of the Company, its parent, any of its subsidiaries, or other affiliates, or any individual who has been employed by the Company in the past three years as an executive officer, please identify such relative and describe the nature of the relationship.

ANSWER:


QUESTION 3:

Is the Selling Shareholder a broker dealer or a broker dealer's affiliate?

Yes ___           No ___


If a Selling  Shareholder  is a broker dealer,  confirm the Selling  Shareholder
acquired  its  securities  as  compensation  for   underwriting   activities  or
investment purposes.


Yes ___           No ___

If a Selling Shareholder is a broker dealer's affiliate, confirm that this broker dealer's affiliate:

     - purchased the securities to be resold in the ordinary course of business; and
     - had no agreements or understandings, directly or indirectly, with any person to distribute the securities at the time of their purchase.

Yes ___           No ___

                                       II
                               SECURITY OWNERSHIP

QUESTION 5: YOUR SECURITIES HOLDINGS.

          (a) As to each class of equity securities of the Company, its parent or any subsidiary, state the total number of shares or other units beneficially owned by you as of the date hereof.

                                               (ii) NUMBER OF SHARES
TITLE OF EQUITY SECURITY                            BENEFICIALLY OWNED
(Include warrant, options and convertible debt)


---------------------------                     --------------------------

---------------------------                     --------------------------

---------------------------                     --------------------------

---------------------------                     --------------------------

IF YOU LISTED ANY WARRANTS, OPTIONS, CONVERTIBLE DEBT OR OTHER DERIVATIVE SECURITIES THAT ARE NOT FULLY VESTED, PLEASE SET FORTH THE VESTING SCHEDULE BELOW.



Vesting Schedule(s):


         (b) If, as a result of applying the rules regarding beneficial ownership summarized in the Appendix to this Questionnaire, you have included in the amount stated in answer to Question 5(a) above under "Number of Shares Beneficially Owned" shares not issued in your name, please provide details as to the nature of such beneficial ownership of such shares or other units and state the amount of shares or units so owned;

         ANSWER:



         (c) If, as a result of applying the rules regarding beneficial ownership summarized in the Appendix to this Questionnaire, you have excluded from the amount stated in the answer to Question 5(a) above under "Number of Shares Beneficially Owned" shares or units which are issued in your name, please state the amount so excluded and explain why you are not the beneficial owner of such shares or units.

         ANSWER:

         (d) Of the total number of shares or units beneficially owned by you, as reported in answer to Question 5(a), indicate below the amounts as to which you have sole or shared voting or investment power.

                                COMMON STOCK    OTHER (I.E.  WARRANTS,
                                                OPTIONS OR
                                                CONVERTIBLE DEBT)




Sole voting power               ____________    _____________


Shared voting power             ____________    _____________


Sole investment power           ____________    _____________


Shared investment power         ____________    _____________


(e) Set forth the date of purchase of your shares, warrants or convertible debt.

ANSWER:


(f) State the consideration paid for your purchase.